UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

March 2, 2009

____________________________

DIAGNOSTIC IMAGING INTERNATIONAL CORP.

(Exact name of registrant as specified in charter)

NEVADA

(State or other Jurisdiction of Incorporation or Organization)

333-1364363	848 N. Rainbow Blvd. #2494 Las Vegas, Nevada 89107	98-0493698
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(866) 223-2005

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On March 5, 2009, Diagnostic Imaging International Corp. filed a Form 8-K to report  that on March 2, 2009 it had completed its purchase of all of the outstanding shares of capital stock of Canadian Teleradiology Services (“CTS”) from CTS’ stockholders.

This Form 8-K/A is being filed to amend the original Form 8-K to include the financial statements  and pro forma financial information  required by Item 9.01 of Form 8-K.  No other change is effected by this Form 8-K/A

Item 9.01  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

Audited financial statements as of December 31, 2008 and December 31, 2007 are attached hereto as Exhibit 99.1 and are incorporated herein by reference

(b)  Pro Form Financial Information

Unaudited pro forma financial information as of and for the year ended December 31, 2008 and December 31, 2007 is attached hereto as Exhibit 99.2 and incorporated herein by reference

(d)  Exhibits

99.1

Audited financial statements as of December 31, 2008 and December 31, 2007 of Canadian Teleradiology Services

99.2

Unaudited pro forma financial information as of and for the year ended December 31, 2008 and December 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report be signed on its behalf by the undersigned hereunto duly authorized.

Diagnostic Imaging International Corp.
(Registrant)

Date:  May 20, 2009

By:

/s/ Richard Jagodnik

Richard Jagodnik, Chief Executive Officer

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

  F-2

Balance Sheets as of December 31, 2008 and 2007

  F-3

Income Statements for the years ended December 31, 2008 and 2007

F-4

Statement of Shareholders’ Equity (Deficit) at December 31, 2008 and 2007

  F-5

Statements of Cash Flows for the years ended December 31, 2008 and 2007

  F-6

Notes to Financial Statements

  F-7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Canadian Teleradiology Services, Inc
Las Vegas, Nevada

We have audited the accompanying balance sheets of Canadian Teleradiology Services, Inc. as of December 31, 2008 and 2007 and the related statements of income, stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of Canadian Teleradiology Services’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canadian Teleradiology Services, Inc as of December 31, 2008 and 2007 and the results of its operations and cash flows for the periods described above in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Canadian Teleradiology Services, Inc will continue as a going concern. As discussed in Note 10 to the financial statements, Canadian Teleradiology Services has suffered recurring losses from operations and has a working capital deficit which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 10. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ M & K CPAS, PLLC

www.mkacpas.com

 Houston, Texas

May 18, 2009

Canadian Teleradiology Services, Inc.

Balance Sheet

As of December 31, 2008 and 2007

(Expressed in Canadian Dollars)

	2008	2007
Assets
Current Assets
Cash	$67	$8,591
Accounts Receivable, net	20,907	15,920
Total Current Assets	20,974	24,511
Property
Computer Equipment	104,074	100,238
Accumulated Depreciation	(88,091)	(60,970)
Net Property	15,983	39,268

Total Assets	$36,957	$63,779

Liabilities
Current Liabilities
Bank Indebtedness	$80,428	$80,384
Accounts Payable and Accrued Liabilities	115,220	149,352
Shareholder Loans	61,714	60,826
Loans Payable	114,849	66,000
Total Current Liabilities	372,211	356,562

Shareholders’ Deficit
Share Capital
Common Stock ‘A’ unlimited shares authorized with $0.10 par value 100 shares issued and outstanding as of December 31, 2008 and 2007	10	10
Additional Paid In Capital	39,159	34,370
Retained Deficit	(374,423)	(327,163)
Total Shareholders’ Deficit	(335,254)	(292,783)
Total Liabilities and Shareholders’ Deficit	$36,957	$63,779

The accompanying notes are an integral part of these financial statements.

Canadian Teleradiology Services, Inc.

Income Statements

For the Years Ended December 31, 2008 and 2007

(Expressed in Canadian Dollars)

	2008	2007
Revenue
Reading Revenue	$1,093,574	$871,672
Administrative and Other Fees	27,085	1,083
Total Revenue	1,120,659	872,755

Cost of Sales
Radiology Costs	886,567	688,227
System Costs	75,941	155,880
Depreciation	27,121	30,611
Total Cost of Sales	989,629	874,718

Expenses
Administrative Expenses	127,007	87,795
Management Fees	51,283	86,073
Total Expenses	178,290	173,868

Net Loss	$(47,260)	$(175,831)

The accompanying notes are an integral part of these financial statements.

Canadian Teleradiology Services, Inc.

Consolidated Statements of Changes in Shareholders' Equity (Deficit)

to December 31, 2008

(Expressed in Canadian Dollars)

	Class "A" Common Stock		Additional	Accumulated
	Shares	Amount	Paid-in-capital	Deficit	Total
		$	$	$	$
December 31, 2004					-
Proceeds from Sale of stock	100	10	29,990		30,000
Net Income (Loss)				(69,151)	(69,151)
December 31, 2005	100	10	29,990	(69,151)	(39,151)

Net Income ( Loss)				(82,181)	(82,181)
December 31, 2006	100	10	29,990	(151,332)	(121,332)
Interest imputed on shareholder loan			4,380		4,380
Net Income ( Loss)	-			(175,831)	(175,831)
December 31, 2007	100	10	34,370	(327,163)	(292,783)
Interest imputed on shareholder loan			4,789		4,789
Net Income ( Loss)				(47,260)	(47,260)
December 31, 2008	100	10	39,159	(374,423)	(335,254)

The accompanying notes are an integral part of these financial statements.

Canadian Teleradiology Services Inc.

Statements of Cash Flows

For the Years Ended December 31, 2007 and 2007

(Expressed in Canadian Dollars)

	For the Twelve Months ended Dec. 31, 2008	For the Twelve Months ended Dec. 31, 2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$(47,260)	$(175,831)
Adjustments to Reconcile Net Loss to Net Cash (used in) operating activities:
Depreciation and Amortization	27,121	30,611
Interest imputed on shareholder loan	4,789	4,380
Decrease (Increase) in:
Accounts Receivable	(4,987)	41,690
Accounts Payable	(34,082)	43,065
Deposit	-	2,000
Net Cash (Used in) Operating Activities	(54,419)	(54,085)

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in Fixed Assets	(3,836)	(13,968)
Net Cash Provided By (Used in) Investing Activities	(3,836)	(13,968)

CASH FLOWS FROM FINANCING ACTIVITIES

Borrowing on line of credit		625
Notes Payable Borrowings	83,182	62,500
Proceeds from Shareholder Loans	101,634	97,413
Principal payments on debt	(34,334)	-
Payment on Shareholder Loans	(100,751)	(83,894)
Net Cash Provided By (Used in) Financing Activities	49,731	76,644

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(8,524)	8,591

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	8,591	-

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$67	$8,591

The accompanying notes are an integral part of these financial statements.

Canadian Teleradiology Services, Inc.

Notes to Financial Statements

As of December 31, 2008 and 2007

Note 1. Organization and Summary of Significant Accounting Policies

Organization and Basis of Presentation

Canadian Teleradiology Services, Inc. (“Company” or “CTS”), a Canadian Corporation, was incorporated on October 15, 2004 to engage in the transaction of any and all lawful businesses for which corporations may be incorporated under the Canada Business Corporation Act.  The company does not currently have any subsidiaries.

Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in Canadian dollars. The Company’s fiscal year-end is December 31.

Use of Estimates

The preparation of the Company’s financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Cash and Cash Equivalents

The company considers all investments with maturities of ninety days or less when purchased to be cash equivalents. There were no cash equivalents at December 31, 2008 and 2007, respectively.

Accounts Receivable

The allowance for doubtful accounts is maintained at a level sufficient to provide for estimated credit losses based on evaluating known and inherent risks in the receivables portfolio.  Management evaluates various factors including expected losses and economic conditions to predict the estimated realization on outstanding receivables.  As of December 31, 2008 and 2007, there was no allowance for bad debts.

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes.  This statement prescribes the use of the asset and liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

Loss Per Share

The Company follows the provisions of SFAS No. 128, Earnings Per Share.  Basic net loss per share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the period.  Basic and diluted loss per share is the same as all potentially dilutive securities are anti-dilutive.

Revenue Recognition

The Company holds contracts with several hospitals and/or groups of health care facilities to provide Teleradiology services for a specific period of time. The Company bills for services rendered on a monthly basis.  CTS currently holds four contracts, two contracts that are renewable on a year-to-year basis and its two largest contracts which are five-year contracts renewing in 2013. As described above in accordance with the requirement of SAB 104 the Company recognizes revenue when (1) persuasive evidence of an arrangement exists (contracts) (2) delivery has occurred (monthly) (3) the seller’s price is fixed or determinable (per the customer’s contract) (4) collectability is reasonably assured (based upon our credit policy).

Financial Instruments

The Company’s financial instruments, when valued using market interest rates, would not be materially different from the amounts presented in the consolidated financial statements.

Property and Equipment

Property and equipment are valued at cost.  Additions are capitalized and maintenance and repairs are charged to expense as incurred.  Gains and losses on dispositions of equipment are reflected in operations.  Depreciation is provided using the straight-line method over the estimated useful lives of the assets, which are 2 to 10 years.

Recently Issued Accounting Pronouncements

The Company does not expect the adoption of any other recently issued accounting pronouncements to have a significant impact on its results of operations, financial position or cash flow.

Note 2.

Property and Equipment

Property and equipment are stated at cost.  Depreciation is calculated on the straight-line method over the estimated useful life of the assets.  At December 31, 2008 and 2007, the major class of property and equipment are as follows:

	2008	2007	Estimated useful lives
Computer Equipment	104,074	100,238	3 years
Less: Accumulated Depreciation	(88,091)	(60,970)
Net Book Value	15,983	39,268

Depreciation expense was $27,121 for 2008 and $30,611 for 2007.

Note 3.

 Income Taxes

As of December 31, 2008, the company had estimated federal net operating loss carry-forwards approximating $126,414.  The net operating losses will expire beginning in 2014 if not utilized.

A valuation allowance has been established equal to the net deferred tax asset due to the uncertainties regarding their realization as a result of this being a developmental company, which has little certainties of future profits.  As of December 31, 2008, the company reduced net income by the amount of the valuation allowance.

Net operating losses	$126,414
Effective tax rate	35%
Deferred tax asset	44,245
Valuation allowance	(44,245)
Net deferred tax asset	$-

Note 4. Related Party Transaction

During 2008, Quinte MRI (a shareholder of the company), loaned the Company $888.  The note is non-interest bearing and payable on demand.  The balance as of December 31, 2008 and 2007 is $61,714 and $60,826, respectively.  Interest has been imputed based on business prime rate plus 2% to reflect the rates in effect with the Company’s largest debt instruments.  Interest charges imputed for the year ended December 31, 2008 and 2007 were $4,789 and $4,380, respectively.

During 2007 and 2008 Quinte MRI provided management services and shared office space and expenses with CTS.  CTS paid Quinte MRI management fees in connection with these services.  Management fees paid were $48,077 and $80,113 in 2008 and 2007 respectively.

During 2008 Syed Haider, the shareholder of Quinte MRI and President of CTS personally borrowed funds and loaned them to CTS.  The details of this loan are disclosed in Note 5.

Note 5. Bank Indebtedness and Loans Payable

During 2007and 2008 the Company had a line of credit with HSBC at a rate of Prime + 2%.  This line of credit was converted to a term loan in December 2008 at a rate of Prime + 2.5% with a maturity date of December 8, 2009.  The Company also borrowed from several other sources.  A summary of the details are as follows:

Creditor	Maturity	Face Amount	Interest Rate	Balance at December 31, 2008
HSBC	December 8, 2009	$80,000 CAD	Prime + 2.5%	$80,000 CAD
Frank Hiebert	June 20, 2010	$50,000 CAD	6%	$40,571 CAD
Ursula Monaghan	February 27, 2009	$15,000 CAD	10%	$4,631 CAD
Greg Meehan	June 20, 2010	$15,000 CAD	10%	$12,703 CAD
Adrian Hilmi		$3,500 CAD	0%	$3,500 CAD
Trenval Business Development	May 15, 2012	$50,000 CAD	10%	$47,132 CAD
Syed Haider	November 10, 2013	$6,311 CAD	29.99%	$6,311 CAD
Total		$216,311 CAD		$194,848 CAD

Subsequent to December 31, 2008 the balances with HSBC, Trenval and Ursula Monaghan were paid in full.  Required minimum payments on the above loans for the next five years are as follows:

Payments
2009	$ 169,545
2010	$ 20,542
2011	$ 1,196
2012	$ 1,455
2013	$ 2,110
Total payments	$ 194,848

Note 6.  Accounts Payable and Accrued Liabilities

As at December 31, 2008 and 2007 the trade payables of the Company were $107,258 and $140,062, respectively.  Of the total amount in 2007, $117,580 or 84% was represented by four accounts, two being radiologists working for CTS and two being equipment and connectivity suppliers.  The balance of the accounts are vendors supplying goods and services used in the normal course of business.

Of the total amount in 2008, $92,099 or 88% was represented by four accounts, one being a radiologist, and the other three all being equipment and connectivity suppliers.

At December 31, 2008 accrued liabilities were approximately $7,700 represented by $7,600 to the company’s technology provider for quarterly service and $100 being interest accrued on the HSBC loan to year-end.

Note 7.  Customers and Accounts Receivable Concentrations

The Company holds contracts for teleradiology services provided to hospitals at night and on weekends when radiologists are not available on staff.  As at December 31, 2007 and 2008 CTS had three hospitals on contract which will be referred to as Hospitals A, B and C.

Hospitals have contracts that automatically renew on a yearly basis except for Hospital A which has a five-year contract renewable in 2013.  Contracts detail the arrangement between CTS and the hospital as far as qualifications of radiologists, software and hardware to be used and costs to be paid by the hospital. Contracts do not guarantee a minimum amount of revenue to be generated on an annual or other basis.

Hospitals accounting for over 10% in revenue in the years ended December 31, 2008 and 2007 were as follows:

Hospital	Revenue 2008	Revenue 2007
Hospital A	$ 674,134	$ 710,992
Hospital B	$ 391,268	$ 76,435

Accounts receivable balances from these hospitals at year-end were:

Hospital	Accounts receivable as of December 31, 2008	Accounts receivable as of December 31, 2007
Hospital A	$ 11,096	$ 12,191
Hospital B	$ 9,810	$ -

Given our concentrations, if the Company were to lose these contracts the effect to our financial statements would be material.

Note 8.  Contingencies

None.

Note 9.  Commitments and Leases

The Company has a lease for its office space expiring in September 2009. The lease amount is $935 per month.  The commitment for 2009 is $8,415.

Note 10. Going Concern

As shown in the accompanying financial statements, the company incurred comprehensive net losses of $47,260 and $175,831 at December 31, 2008 and 2007, respectfully.  These conditions raise substantial doubt as to the company’s ability to continue as a going concern.  These financial statements do not include any adjustments that might be necessary if the company is unable to continue as a going concern.

Note 11.  Common Stock Transactions

During 2008, Quinte MRI, the Company’s shareholder, purchased 60 shares of its outstanding common stock from its other shareholders and repaid those shareholders $18,000.  The remaining common stock outstanding at December 31, 2008 was 100 shares.

Note 12. Subsequent Events

Subsequent to its year-end, Diagnostic Imaging International Corp. (“Diagnostic”) completed the purchase of the Company.  Diagnostic is an SEC registrant in the development stage and has reported this purchase on an 8K filed on March 5, 2009.

Subsequent to its year-end, the loans held by Trenval Business Development, HSBC and Ursula Monaghan were all paid in full.

CANADIAN TELERADIOLOGY SERVICES, INC. AND DIAGNOSTIC IMAGING INTERNATIONAL CORP.

Unaudited Pro forma Condensed Combined Financial Information

December 31, 2008

The following unaudited pro forma condensed combined balance sheet, pro forma condensed combined statements of operations and explanatory notes give effect to the acquisition of Canadian Teleradiology Services, Inc. (“CTS”) by Diagnostic Imaging International Corp. (“Diagnostic”).

The unaudited pro forma condensed combined balance sheet, pro forma condensed combined statements of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. The pro forma condensed combined balance sheet and the pro forma condensed combined statements of operations have been prepared utilizing the historical financial statements of CTS and Diagnostic and should be read in conjunction with the historical financial statements and notes thereto.

The transaction giving rise to the consolidated entity is a purchase by Diagnostic of a 100% interest in CTS in March, 2009 in consideration for cash, shares and debt. Certain liabilities of CTS were not assumed by Diagnostic.

The pro forma condensed combined statements of operations have been prepared as if the acquisition had been consummated on January 1, 2007 and carried through to December 31, 2008.  The pro forma condensed combined balance sheet has been prepared as if the acquisition was consummated as of the balance sheet date.

The condensed combined financial statements are presented for informational purposes only, are based on certain assumptions that we believe are reasonable and do not purport to represent our financial condition or our results of operations had the business combination occurred on or as of the dates noted above or to project the results for any future date or period. In the opinion of management, all adjustments have been made that are necessary to present fairly the unaudited condensed combined financial information.

The acquisition and related transactions will be treated as a purchase business combination for accounting purposes, and CTS’s assets acquired and liabilities assumed will be recorded at their fair value.

The allocations of the purchase price to CTS’s assets and liabilities are only preliminary allocations based on estimates of fair value and will change when the actual fair values are determined.  Among the provisions of Statement of Financial Accounting Standards No. 141(R), "Business Combinations," criteria have been established for determining whether intangible assets should be recognized separately from goodwill.

Diagnostic Imaging International Corp.
(A Development Stage Company)
Unaudited Pro Forma Balance Sheets
As of December 31, 2008
(Expressed in US Dollars)
	Diagnostic	CTS			Combined
Assets	12/31/2008	12/31/2008	Eliminations		12/31/2008
Current Assets
Operating Cash – US Bank	$ 380	$ -	-		$ 380
Operating Cash – Canada Bank	48	55			103
Accounts Receivable	-	17,098	-		17,098
Total Current Assets	428	17,153	-		17,581

Fixed Assets
Computer Equipment	800	85,111	-		85,911
Accumulated Depreciation	(200)	(72,040)			(72,240)
Total Fixed Assets	600	13,071	-		13,671

Other Assets
Intangible Assets
Hospital Contracts (net of amortization)			238,482	3)	238,482
Non-compete (net of amortization)		-	-		-
Deposit	4,089	-			4,089
Total Other Assets	4,089	-	238,482		242,571

Total Assets	$ 5,117	$ 30,224	$ 238,482		$ 273,823

Liabilities
Current Liabilities
Bank Indebtedness	-	65,774	(28,552)	4)	37,222
Obligations in excess of cash balance			313,185	1)	313,185
Accounts payable	70,619	94,227	(40,905)	4)	123,941
Loans payable	-	93,923	(40,773)	4)	53,150
Promissory Notes	0	-	333,355	1)	333,355
Total Current Liabilities	70,619	253,924	536,310		860,853

Long-Term Liabilities
Note Payable Shareholder	66,207	50,469	(21,909)		94,767
Total Long-Term Liabilities	66,207	50,469	(21,909)		94,767

Total Liabilities	136,826	304,393	514,401		955,620

Shareholders’ Equity
Preferred stock, .001 par value, 10,000,000 shares authorized, none issued or outstanding
Common stock, .001 par value; 100,000,000 shares authorized, 9,946,647 issued and outstanding	9,947	10	(9,314)	1)	643
Additional paid-in capital	107,908	32,022	149,500	1)	289,430
(Deficit) accumulated during the development stage	(249,671)	(292,467)	(416,105)	2)	(958,243)
Comprehensive income (loss) accumulated during development stage	107	(13,734)	-		(13,627)

Total Shareholders’ Equity	(131,709)	(274,169)	(275,919)		(681,797)
Total Liabilities and Shareholders’ Equity	$ 5,117	$ 30,224	$ 238,482		$ 273,823

1) To record consideration given per acquisition agreement.

2) To record amortization based upon acquired intangible value.

3) To record net intangible as if the transaction took place as of 1/1/2008.

4) To reduce payables and debt to maximium amounts per the merger agreement.

Diagnostic Imaging International Corp.
(A Development Stage Company)
Unaudited Pro Forma Balance Sheets
As of December 31, 2007
(Expressed in US Dollars)
	Diagnostic	CTS			Combined
Assets	2007	2007	Eliminations		12/31/2007
Current Assets
Operating Cash – US Bank	$ 937	$ -			$ 937
Operating Cash – Canada Bank	324	8,748			9,072
Accounts Receivable		16,212	-		16,212
Total Current Assets	1,261	24,960	-		26,221

Fixed Assets
Computer Equipment	800	102,075	-		102,875
Accumulated Depreciation	(40)	(62,088)			(62,128)
Total Fixed Assets	760	39,987	-		40,747

Other Assets
Intangible Assets
Hospital Contracts (net of amortization)			323,158	3)	323,158
Non-compete (net of amortization)					-
Deposit	-	-			-
Total Other Assets	-	-	323,158		323,158

Total Assets	$ 2,021	$ 64,947	$ 323,158		$ 390,126

Liabilities
Current Liabilities
Bank Indebtedness	-	81,857	(43,025)	4)	38,832
Obligations in excess of cash balance			313,185	1)	313,185
Accounts payable	47,038	152,090	(79,940)	4)	119,188
Loans payable	-	67,210	(35,326)	4)	31,884
Promissory notes	-	-	333,355	1)	333,355
Total Current Liabilities	47,038	301,157	488,249		836,444

Long-Term Liabilities
Note Payable Shareholder	31,800	61,941	(32,557)	4)	61,184
Total Long-Term Liabilities	31,800	61,941	(32,557)		61,184

Total Liabilities	78,838	363,098	455,692		897,628

Shareholders’ Equity
Preferred stock, .001 par value, 10,000,000 shares authorized, none issued or outstanding	-	-
Common stock, .001 par value; 100,000,000 shares authorized, 9,946,647 issued and outstanding	9,947	10	(30,050)	1)	(20,093)
Additional paid-in capital	96,553	30,540	299,500	1)	426,593
(Deficit) accumulated during the development stage	(183,695)	(342,761)	(401,984)	2)	(928,440)
Comprehensive income (loss) accumulated during development stage	378	14,060			14,438

Total Shareholders’ Equity	(76,817)	(298,151)	(132,534)		(507,502)

Total Liabilities and Shareholders’ Equity	$ 2,021	$ 64,947	$ 323,158		$ 390,126

1) To record consideration given per acquisition agreement.

2) To record amortization based upon acquired intangible value.

3) To record net intangible as if the transaction took place as of 1/1/2007.

4) To reduce payables and debt to maximium amounts per the acquisition agreement.

Diagnostic Imaging International Corp.
(A Development Stage Company)
Unaudited Pro Forma Statements of Income
December 31, 2008
(Expressed in US Dollars)

	Diagnostic	CTS	Eliminations		Combined
	2008	2008
Sales	$ -	$ 1,058,014			$ 1,058,014

Total Sales	-	1,058,014			1,058,014

Operating Expense
Administration Fees	17,456	69,498			86,954
Advertising and promotion	-	1,075			1,075
Amortization of intangible assets	-	-	416,105	1)	416,105
Bank Service Charges	186	40			226
Depreciation Expense	160	25,605			25,765
Finance Charges	10,168	2,993			13,161
Insurance	-	17,665			17,665
Interest	-	15,939			15,939
Management Fees	-	48,416			48,416
Marketing Fee	2,832	-			2,832
Miscellaneous	-	4,619			4,619
Office Supplies	4,388	7,185			11,573
Professional Fees	29,390	40,516			69,906
Reading fees	-	839,206			839,206
Rent	-	9,474			9,474
Repairs and maintenance	-	1,274			1,274
Telephone	1,313	2,484			3,797
Travel	83	8,807			8,890
Wages	-	7,836			7,836
Total Expenses	65,976	1,102,632	416,105		1,584,712

Operating Income (Loss)	(65,976)	(44,618)	(416,105)		(526,698)

Other Income (Expense)	-	-			-

Net Income (Loss) before Taxes	(65,976)	(44,618)	(416,105)		(526,698)

Income Taxes
Total Income Taxes (Benefit)	-	-			-

Net Income (Loss) after Taxes	(65,976)	(44,618)	(416,105)		(526,698)

Other Comprehensive Income (Loss)
Gain (Loss) on Foreign Exchange	(270)	(2,642)			(2,912)
Total Comprehensive Income (Loss)	(270)	(2,642)	-		(2,912)

Comprehensive Income (Loss)	(66,246)	(47,260)	(416,105)		(529,610)

Income (Loss) per share, basic and diluted	(0.00666)	(473)

Weighted average number of shares, basic and diluted	9,946,647	100

1) To record amoritzation based upon acquired intangible value.

Diagnostic Imaging International Corp.
(A Development Stage Company)
Unaudited Pro Forma Statements of Income
December 31, 2007
(Expressed in US Dollars)
		USD
	Diagnostic	CTS	Eliminations		Combined
	2007	2007
Sales	$ -	$ 816,594			$ 816,594

Total Sales	-	816,594			816,594

Operating Expense
Administration Fees	7,578	145,850			153,428
Advertising and promotion	-	963			963
Amortization of intangible assets	-	-	431,165	1)	431,165
Bank Service Charges	210	1,126			1,336
Depreciation Expense	40	28,641			28,681
Finance Charges	2,056	13,394			15,450
Insurance	-	7,612			7,612
Management Fees	-	80,534			80,534
Marketing Fee	32,499	-			32,499
Office Supplies	-	4,907			4,907
Professional Fees	32,419	21,540			53,959
Reading Fees	-	643,940			643,940
Rent	0	12,326			12,326
Repairs and maintenance	0	100			100
Telephone	-	3,601			3,601
Travel	-	6,239			6,239
Wages	-	10,339			10,339
Total Expenses	74,802	981,112	431,165		1,487,078

Operating Income (Loss)	(74,802)	(164,518)	(431,165)		(670,484)

Other Income (Expense)	-				-

Net Income (Loss) before Taxes	(74,802)	(164,518)	(431,165)		(670,484)

Income Taxes
Total Income Taxes (Benefit)	-	-	-		-

Net Income (Loss) after Taxes	(74,802)	(164,518)	(431,165)		(670,484)

Other Comprehensive Income (Loss)
Gain (Loss) on Foreign Exchange	585	(11,315)	-		(10,730)
Total Comprehensive Income (Loss)	585	(11,315)	-		(10,730)

Comprehensive Income (Loss)	$ (74,217)	$ (175,833)	$ (431,165)		$ (681,215)

Income (Loss) per share, basic and diluted	(0.00746)	(1,758)			(0.07)

Weighted average number of shares, basic and diluted	9,805,304	100			9,805,304

1) To record amoritzation based upon acquired intangible value.

EXPLANATORY NOTES

Pro forma Adjustments

1.

The adjustment to the balance sheet for the acquisition of CTS is to recognize the consideration for the acquisition, being cash, fixed assets, intangible assets, debt, shares and promissory notes according to the acquisition agreement.

2.

The adjustment to the balance sheet and income statement for the year ended December 31, 2008 is to record amortization based on the value of the acquired intangible assets.

3.

The adjustment to the balance sheet as at December 31, 2007 is to record the net intangible as if the transaction took place as of January 1, 2007.

4.

The adjustment to the balance sheet is to reduce payables and debt to maximum amounts allowed per the merger agreement.